                            [LETTERHEAD OF NASCAR]

                                                                   EXHIBIT 10.37


                                              Date Received ____________________
                                              Sanction No.  ____________________
                                              NASCAR OFFICIAL __________________

                                              MEMPHIS "200" - September 13, 1998


                    SANCTION APPLICATION AND AGREEMENT FORM
                    ---------------------------------------
                         NASCAR CRAFTSMAN TRUCK SERIES
                         -----------------------------

INSTRUCTIONS:

     (1) All NASCAR Craftsman Truck Series Championship Events for which PROMOTER seeks a NASCAR sanction must be listed in a single application form. Please sign the original and forward to NASCAR; upon acceptance and approval by NASCAR, a copy will be returned to the PROMOTER.

     (2) "PROMOTER" means the individual, partnership, corporation, joint venture or other entity that, in connection with the Event (as defined below), is ultimately responsible (financially and otherwise) for the organization and promotion of the Event and the facility at which the Event is to be run. If two or more entities are acting together in such capacity, all such entities should be listed as "PROMOTER" and the authorized officer of each should sign this form.

     (3) This form when signed by the PROMOTER is only an application for a NASCAR sanction. NASCAR is under no obligation to accept or approve the application. Upon being accepted and approved in writing by NASCAR, this form becomes an agreement binding on both parties.

     (4) Application for a NASCAR Craftsman Truck Series Championship Event must be received at NASCAR no later than ten business days after the PROMOTER receives this form from NASCAR.

                                **************

     The undersigned PROMOTER, designated below, applies to the National Association for Stock Car Auto Racing, Inc. ("NASCAR") for a NASCAR sanction to organize and promote a NASCAR-sanctioned NASCAR Craftsman Truck Series Championship Event(s) in accordance with the terms and conditions set forth hereafter, as follows:

                                EVENT NUMBER 1
                                --------------


PROMOTER:        Memphis International Motorsports Corporation
                 ---------------------------------------------------------------

ADDRESS:         c/o GPALB, 3000 Pacific      Long Beach       CA          90806
                 ---------------------------------------------------------------
                         (STREET)               (CITY)      (STATE)        (ZIP)

NAME OF EVENT:   MEMPHIS "200"
                 ---------------------------------------------------------------

TRACK:           Memphis Motorsports Park
                 ---------------------------------------------------------------

LOCATION:        Millington, TN            TELEPHONE #:     (562)490-4520
                 -------------------                        --------------------
                      (CITY & STATE)
TRACK LENGTH:    3/4 Mile, Paved           EVENT DISTANCE:  200 LAPS (150 Miles)
                 -------------------                        --------------------

DATE OF EVENT:   September 13, 1998        STARTING TIME:   TBD
                 -------------------                        --------------------

POSTPONED DATE:  Next Raceable Day
                 -------------------


TIME TRIAL DATE(S) AND HOURS:              PRACTICE DATE(S) AND HOURS:

Per Entry Blank                            Per Entry Blank
-----------------------------              ---------------------------

-----------------------------              ---------------------------

-----------------------------              ---------------------------

-----------------------------              ---------------------------
               REGISTRATION & INSPECTION - Per Entry Blank
-----------------------------              ---------------------------


MINIMUM PROMOTER'S PURSE
AND POINT FUND TOTAL
(See Exhibit 2):          $  *              SANCTION FEE:   $  *
                          -----------------                 -----------------


PAYMENT DATE              12 Noon on        INSURANCE NOTIFICATION DATE
(See Exhibit 1, Para. 19):September 2, 1998 (See Exhibit 1, Para. 20):
                                                            September 2, 1998
                          -----------------                 -----------------


                    Sanction Application and Agreement Form
                                  Page 2 of 3


* Indicates certain Confidential Information has been omitted. The Confidential Information has been filed separately with the Securities and Exchange Commission.

     Upon written acceptance and approval of the above application, in consideration for the mutual promises set forth herein, NASCAR and the PROMOTER agree as follows:

     (1) NASCAR hereby grants its sanction to PROMOTER for the Event(s) listed, and NASCAR agrees to conduct the Event(s), through its officers and designated officials, in accordance with the NASCAR Touring Series Rule Book, as it may be amended from time to time, any special rules that may be published by NASCAR specifically for the Event(s), and this agreement. Interpretation and application of the NASCAR Touring Series Rule Book, as it may be amended from time to time, and any special rules that may be published by NASCAR specifically for the Event(s), are committed to NASCAR's sole discretion, and are final and unreviewable except to the extent provided in the NASCAR Touring Series Rule Book.

     (2) Exhibits 1, 2 and 3, attached hereto, are incorporated herein and made a part of this agreement.

     (3) NASCAR will retain for its own account all inspection fees.

     (4) Additional Provisions:
         See Exhibit 1-A, attached hereto.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Submitted this 22nd  day of     October        1997
               -----        -----------------    --

                         Memphis Motorsports Park, Inc.
                         -----------------------------
                                  (Promoter)

By: /s/ Christopher R. Pook              President
   ------------------------              ---------
   (an authorized officer)                (title)

Witnessed By:  /s/ James P. Michaelian   V.P./C.O.O.
             -------------------------   -----------
                                            (title)

Accepted and Approved this 22nd  day of  October , 1997
                           -----        ---------    --

National Association for Stock Car Auto Racing, Inc.

By: ____________________________          __________________________
    (an authorized officer)                     (title)

Witnessed By: __________________          __________________________
                                                (title)

                    Sanction Application and Agreement Form
                                  Page 3 of 3

                                   EXHIBIT 1
                                   ---------
                  To Sanction Application and Agreement Form
                  ------------------------------------------

NASCAR and PROMOTER agree as follows:

                                  DEFINITIONS
                                  -----------
        (1) "Event" means the Event(s) designated in the Sanction Application and Agreement Form, as well as all periods for registration, inspections, time trials, practice runs, post-race inspections and postponed dates related thereto. Whenever the word "Event" appears in the singular, it shall apply to all Events designated on the Sanction Application and Agreement Form, unless the context requires otherwise. All provisions in the Sanction Application and Agreement Form and in Exhibits 1 and 2 apply to the Event(s) designated in the Sanction Application and Agreement Form, unless the context requires otherwise.

        (2) "Additional Award" as used herein includes any monetary or non-monetary award by, or contracted through, the PROMOTER, for distribution based upon the Event(s), other than (a) purse, (b) point fund, (c) Winner's Circle and Plan awards, (d) television income and (e) the entry award for the current NASCAR Craftsman Truck Series Champion. PROMOTER understands and acknowledges that the above-listed awards may or may not be applicable to or available in connection with the Event, and that NASCAR makes no representation as to the availability or amounts of such awards.

        (3) "Television Income", as used herein, means all monies and things of value received by NASCAR as a result of and in connection with any television contract(s), including but not limited to payments received from networks, stations, packages, brokers, advertisers, advertising agencies, and the like. "Radio Income", as used herein, means all monies and things of value received by NASCAR as a result of and in connection with any radio contract(s), including but not limited to payments received from networks, stations, packages, brokers, advertisers, advertising agencies, and the like. In computing all monies and things of value received, it is intended that the gross amount set forth in all television and/or radio contract(s) as payable by the other contracting entity or entities shall be included and that any applicable commissions, fees or expenses paid to or deducted by sales agents, consultants and other parties shall not be deducted therefrom.

        (4) "Television Contract", as used herein, means any contract, agreement or understanding, whether oral or written, entered into between NASCAR and any other entity or entities, whether or not they are broadcasters, for the sale, assignment or other transferral of the rights of NASCAR in the live or delayed televised broadcast of, rebroadcast of, tape or film production of, and/or any other use of, the Event, whether by cable TV, pay TV, theater TV, video tape cassettes, and/or satellite transmissions, and whether local, regional, national or worldwide. "Radio Contract", as used herein, means any contract, agreement or understanding, whether oral or written, entered into between NASCAR and any other entity or entities, whether or not they are broadcasters, for the sale, assignment or other transferral of the rights of NASCAR in the live or delayed radio broadcast of, rebroadcast of, audiotape production of, and/or any other similar use of, the Event, whether by broadcast radio, audiotape recordings, audiotape cassettes, and/or satellite transmissions, whether local, regional, national or worldwide.

                        PROMOTER'S GENERAL OBLIGATIONS
                        ------------------------------
        (5) PROMOTER warrants to NASCAR that in connection with the Event it has sole control of the racetrack, the premises upon which the racetrack is located and surrounding same, and all facilities thereon, that it has obtained all necessary licenses, permits or other approvals required, and that it has full authority to conduct the Event at the racetrack pursuant to the terms of this agreement. PROMOTER further warrants that it will comply with all local, state and federal laws and regulations in connection with the organization and promotion of the Event. PROMOTER, at its expense, will make all appropriate filings of forms or other documents as required by federal, state or local laws. In addition, at its expense, PROMOTER shall be solely responsible for compliance with any and all federal, state or other tax information reporting and withholding obligations (including, but not limited to, Federal Form 1099) in respect of the purse or other amounts payable with respect to the Event.

        (6) PROMOTER at its expense assumes sole responsibility for furnishing the racetrack, the premises upon which the racetrack is located and surrounding same, and all facilities thereon in good repair, ready for use by competitors and officials. PROMOTER is solely responsible and liable for the safety of such competitors and officials while on, entering or leaving such racetrack, premises and facilities. PROMOTER warrants that the racetrack, premises and facilities are and will remain in a condition suitable for the conduct of the Event, and that the racing surface of the track will not be altered, resurfaced or otherwise substantially changed during the term of this Agreement without the express written consent of NASCAR. PROMOTER will provide NASCAR or its designated representative full access to the racetrack, premises and facilities as requested by NASCAR during the term of this Agreement.

     (7) If NASCAR in its sole discretion determines that the racetrack, the premises or any facilities are in an unsatisfactory condition, PROMOTER agrees to repair or resurface the racetrack and to repair the premises or facilities, at PROMOTER's expense and to the satisfaction of NASCAR prior to any NASCAR-sanctioned Event. If NASCAR in its sole discretion determines that it is necessary to resurface the racetrack, such resurfacing shall be completed by PROMOTER with adequate time prior to the Event to allow for tire and private truck testing. If NASCAR in its sole discretion determines that there is insufficient time to place the racetrack in a condition suitable for the conduct of the Event, NASCAR in its sole discretion may postpone or cancel the Event.

     (8) PROMOTER at its expense will furnish adequate facilities, personnel, equipment and services for accommodating and controlling the public during the Event. PROMOTER is solely responsible and liable for the safety of the public during the Event. PROMOTER is solely responsible for the condition, actions and operations of such facilities, personnel, equipment and services before, during and after the Event.

     (9) PROMOTER at its expense will furnish adequate facilities, support personnel, equipment, and related security, for use by NASCAR in the performance of NASCAR's duties, as they may be requested by NASCAR from time to time, including but not limited to facilities for office administration, registration, timing, scoring, truck inspection, race direction, officiating and prize money distribution, and for use by NASCAR and any entity that has entered a television contract and/or radio contract with NASCAR in the performance of their respective duties pursuant to such contract. Without in any way limiting the foregoing, PROMOTER at its expense will:
      a. provide one or more television monitors, in locations to be specified by NASCAR, with all related equipment necessary for such monitors to be connected to video and audio equipment used by the television producer under contract for the Event, in order to provide to NASCAR Officials live video on such monitors and the ability to switch instantaneously its view on the monitors among the different camera locations used by the television producer, at all times during the Event when all or a portion of the Event is being videotaped, broadcast, monitored and/or recorded;
      b. provide NASCAR with two (2) pace vehicles, each with the NASCAR logo (as set forth under paragraph 21 below) displayed on the side in a manner and size which is visible to all persons on the racetrack, in the viewing area and in all locations where NASCAR Officials are visually monitoring the Event;
      c. provide NASCAR prior to the Event with a list of the track radio frequencies to be used for the Event, including but not limited to frequencies to be used for maintenance, police and security personnel;
      d. cooperate with NASCAR in pre-race and victory lane ceremonies, awards presentations and photographs;
      e. have readily available quantities of oil dry acceptable to NASCAR when the track opens for practice and at all other times during the Event, and adequate personnel to spread the oil dry at NASCAR's direction;
      f. certify and recertify the scales as requested by NASCAR upon arrival for the first day of inspection and at all other times during the Event, and provide written certifications to the NASCAR Craftsman Truck Series Director as to the results of the certifications;
      g. provide personnel to secure the entry into the pits and garage areas during competition periods;
      h. provide personnel to secure the garage area on a continuous, 24-hour/day basis beginning the first day the track is open for inspection and ending when released by the NASCAR Craftsman Truck Series Director;
      i. deliver to the garage area before the morning of raceday twice the number of chairs as trucks starting in the race for use by drivers and crew chiefs at the pre-race meeting;
      j. line and number each pit with appropriate paint, line and paint traffic lanes in the garage and garage area when and where needed, and repaint all start/finish, scoring, third turn and re-entry cutoff lines;
      k. place portable toilets along pit road and in the garage area as directed by NASCAR;
      l. coordinate with NASCAR all tours of the garage areas, including the times, number of participants and other arrangements;
      m. provide a suitable location (as determined by NASCAR) for a minimum of one (1) large trailer containing NASCAR equipment and facilities, adequate electricity (including without limitation 220 volts 100 amps service with female range outlet for the NASCAR trailer), air conditioning, heat, telephone (including a track phone extension) and water facilities as requested by NASCAR;
      n. coordinate with NASCAR to ensure that it has a minimum of ten (10) minutes immediately before, during or after driver introductions for NASCAR awards presentations;
      o. coordinate with NASCAR to ensure that it has a reasonable period of time immediately following the Event for victory lane ceremonies, awards presentations and sponsor recognitions;
      p. provide a control tower of adequate size with electricity, air conditioning, heat, telephone (including a track phone extension), chairs with cushions, a television monitor (as set forth above), water facilities and other utilities, supplies and equipment as requested by NASCAR;

             Exhibit 1 of Sanction Application and Agreement Form

     q. provide a registration facility of adequate size outside the track and in the garage area, with electricity, air conditioning, heat, telephone (including a track phone extension), chairs with cushions, water facilities and other utilities, supplies and equipment as requested by NASCAR;
     r. provide adequate trash receptacles in the garage and pit area and coordinate with the NASCAR Craftsman Truck Series Director the times for trash pick up by track personnel;
     s. provide adequate personnel to sweep and clean-up the garage and pit areas on a daily basis;
     t. provide adequate parking areas, and parking passes/permits, for all competitors (including truck owners, drivers and crew members) and NASCAR Officials adjacent to or near the garage area;
     u. provide NASCAR with a track suite, including the customary number of admission tickets for admission to said suite, and 175 reserved grandstand admission tickets, such tickets to be delivered to NASCAR no later than thirty (30) day prior to the Event.
     v. cooperate and coordinate with, and provide assistance to, NASCAR and any entity that is a party to a Television Contract and/or Radio Contract in connection with the broadcast, recording and/or reporting of the Event, before, during or after the Event, by providing adequate facilities, support personnel, equipment, and related security, for use by NASCAR and the contracting entity in the performance of their respective duties under such contract(s), as they may be requested by NASCAR or the contracting entity from time to time.

     (10) PROMOTER at its expense will provide adequate facilities, personnel, equipment and services for, and assumes sole responsibility to provide, fire protection equipment and on-site medical services for competitors, officials, the public and others, including without limitation cleanup crews, towing and flatbed wreckers. PROMOTER at its expense will make advance arrangements with local hospitals and physicians for the prompt and efficient treatment of any and all injuries occurring during the Event.

     (11) PROMOTER at its expense will furnish adequate security personnel (in addition to the requirements of paragraph 9) in the pit and garage area, and will limit access to such areas before, during and after the Event to authorized individuals and equipment. PROMOTER is solely responsible and liable for the actions of security personnel.

     (12) PROMOTER at its expense assumes and will perform all business responsibilities in connection with the Event (except as otherwise provided by this Agreement), including but not limited to business organization, promotional activities, managment, general business affairs, ticket sales, track operation and press accommodations. NASCAR does not warrant, either expressly or by implication, nor is it responsible for, the financial or other success of the Event or the number or identity of vehicles or competitors participating in the Event.

     (13) PROMOTER will not schedule or permit any private race truck practice or test runs for the seven (7) days immediately preceding the first day of official practice for the Event without prior written approval by NASCAR. PROMOTER will not schedule any ancillary events or activities at a time or in a manner that will interfere with the conduct of the Event or NASCAR's activities in conjunction with the Event. PROMOTER will notify NASCAR at least ten (10) business days prior to the Event of any such ancillary events or activities and will cooperate with NASCAR to eliminate the possibility of such interference. PROMOTER will not permit such ancillary events or activities if, in the sole judgement of NASCAR, such event or activity will interfere with the conduct of the Event or NASCAR's activities in conjunction with the Event. Except with respect to scheduling as set forth herein, NASCAR shall have no involvement in or responsibility for such ancillary events or activities; PROMOTER shall be solely responsible for the conduct of such events or activities. The ancillary events or activities covered by this paragraph include without limitation other motorsports events, thrill shows, live performances and/or helicopter rides. PROMOTER further agrees to notify NASCAR of any private race truck testing and/or practice done at the racetrack pursuant to and in accordance with the 1998 NASCAR Craftsman Truck Series Private Race Truck Testing Policy.

                             OFFICIAL ENTRY BLANK
                             --------------------

     (14) An Official Entry Blank for the Event will be composed, printed, published and distributed by NASCAR, and will constitute the sole official statement as to the date, place, schedule and length of the Event, eligibility requirements for competitors, and monetary and non-monetary awards.

     (15) PROMOTER will notify NASCAR prior to contracting for any Additional Award. NASCAR may reject a proposed Additional Award in its entirety, require different terms for the proposed Additional Award, or require a reallocation of the distribution of such an award among competitors, if in NASCAR's sole judgement the proposed award will not advance the nature of the competition, will have an adverse impact on the Event, or will be detrimental to the sport of automobile racing, NASCAR, any sponsors of the Event, or any sponsors of the NASCAR Craftsman Truck Series. NASCAR's determination in that regard will be binding on PROMOTER. PROMOTER assumes full
             Exhibit 1 to Sanction Application and Agreement Form responsibility for, and will indemnify NASCAR against, any liability or costs incurred as a result of NASCAR's determination with respect to any proposed award arranged by or through PROMOTER. All Additional Awards are subject to independent verification by NASCAR. In the event an Additional Award is offered by PROMOTER, or others, at a NASCAR sanctioned event, or an Award is offered by the PROMOTER at a non-NASCAR sanctioned event which in any way utilizes the points system, money standings, or any other NASCAR sanctioned race related results without NASCAR's expressed approval, NASCAR may cancel or rescind this Agreement immediately. In the event an Award or Additional Award is offered by a third party without NASCAR's expressed approval, PROMOTER shall cooperate with NASCAR to prohibit or enjoin the third party from offering such an Award or Additional Award. Cooperation by PROMOTER shall include, but is not limited to, the assignment of PROMOTER's rights to enjoin the third party. If PROMOTER, in NASCAR's sole discretion, fails to cooperate fully with NASCAR to prohibit or enjoin an Award or Additional Award offered by third party, NASCAR may cancel or rescind this Agreement immediately.

     (16) PROMOTER will submit to NASCAR, no later than sixty (60) calendar days before the date of the Event, a list of any and all proposed Additional Awards (as defined above) for the Event not previously included in Exhibit 2 of this Agreement. If either PROMOTER or NASCAR contracts for Additional Awards after publication of the Official Entry Blank, then, subject to the provisions of paragraph 15, NASCAR in its sole discretion may publish and distribute a supplement to the Official Entry Blank posting the Additional Awards.

     (17) PROMOTER will not publish an official or unofficial entry blank or supplement, or any other form setting forth monetary or non-monetary awards, without prior written approval from NASCAR. PROMOTER will not advertise or otherwise disseminate any information as to monetary or non-monetary awards for the Event other than those specified in the Official Entry Blank or NASCAR-approved supplement.

     (18) NASCAR will use its best efforts to consult with the PROMOTER regarding postponement of an Event, but the decision to postpone an Event and the selection of the postponed date will be made by NASCAR in its sole discretion and will be binding on PROMOTER. Publication by PROMOTER of a postponement and/or postponed date that has not been approved by NASCAR is not binding upon NASCAR.

                PROMOTER'S FINANCIAL AND INSURANCE OBLIGATIONS
                ----------------------------------------------
     (19) PROMOTER will pay to Awards & Achievement Bureau, Inc., a Florida Corporation, acting as an independent escrow agent, pursuant to the Escrow Agreement attached hereto as Exhibit 3, not later than the Payment Date set forth in the Sanction Application and Agreement Form, by wire transfer of funds, an amount equal to the sum of the PROMOTER's Purse and Point Fund and the Sanction Fee, plus any other monies due NASCAR for the Event pursuant to this agreement, unless otherwise directed by NASCAR in writing. Time is of the essence. If said monies and fees are not paid in the manner and by the Payment Date, NASCAR at its option may (a) cancel and rescind this Agreement, or (b) enforce collection of said monies and fees by suit or action, in which case PROMOTER will pay all costs incurred by NASCAR in connection therewith, including reasonable attorney's fees.

     (20) PROMOTER at its expense will obtain and maintain public liability insurance for the Event that is acceptable to NASCAR, with a minimum combined single limit equal to the total of all (i) spectator injury and property damage and (ii) PROMOTER's legal, pit, track and product liability available to the PROMOTER for the Event, but not less than $10,000,000.00 per occurrence (unless
                                          --------------
NASCAR approves in writing a lesser limit). PROMOTER will deliver to NASCAR at Daytona Beach, Florida no later than the Notification Date set forth in the Sanction Application and Agreement Form, a certified true copy(s) of all public liability insurance policies in force for the Event. In all such policies and in all other public liability policies obtained and maintained by the PROMOTER or PROMOTER's parent, the following will be named as insured or additional insured:
National Association for Stock Car Auto Racing, Inc., its shareholders, directors, officers, employees, agents, officials, and members; all drivers, truck owners, truck sponsors, mechanics, and all sponsors for the Event or the series of which the Event is a part. The above required insurance will also include all excess and/or umbrella insurance that is maintained by the PROMOTER. All policies shall be primary regardless of insurance carried by NASCAR or other additional insureds, and contain a cross liability endorsement acceptable to NASCAR. If PROMOTER fails to deliver such policies to NASCAR by the date provided, or if PROMOTER fails to maintain such policies with the required minimum coverage throughout the Event, NASCAR may cancel and rescind this Agreement immediately and without notice to the PROMOTER. If the policy or policies are not acceptable to NASCAR, then NASCAR may obtain the required insurance from an acceptable insurance company, with acceptable terms, at the PROMOTER's expense.

             Exhibit 1 to Sanction Application and Agreement Form

                    ADVERTISING AND USE OF REGISTERED MARK
                    --------------------------------------
        (21) Each party authorizes the use of its name and registered mark by the other for publicizing, promoting or advertising the Event. The NASCAR name and registered mark will only be used as follows:

                                 [("NASCAR")]
                                             [(R)]

        The symbol [(R)] will appear as indicated with the NASCAR logo. PROMOTER at its expense will display the registered trademark and the phrase "NASCAR-sanctioned NASCAR Craftsman Truck Series Championship Event" in all publicity, advertising and promotion relating to the Event, including, but not limited to news releases, advertisements, Event programs and tickets, and brochures. PROMOTER also will prominently display the NASCAR logo in the following areas: on the infield grass area, on the track and pit walls, track billboards and other signage relating to the track, and on all passes, permits, credentials or similar material relating to the Event. The number and specific location of such displays, and the color and size of the logo, shall be subject to NASCAR approval, and PROMOTER will abide by and comply with all determinations and directives of NASCAR with respect to such matters.

        (22) All competitors, including truck owners and drivers, when they execute the NASCAR Official Entry Blank in connection with the Event, grant to NASCAR certain rights to their name(s), picture(s), likeness(es) or performance(s). Subject to the next sentence, NASCAR hereby assigns to PROMOTER the non-exclusive right to use such competitors' name(s), picture(s), likeness(es) or performance(s) for the purpose of publicizing, promoting or advertising the Event, but only to the extent such rights have been released to NASCAR pursuant to the NASCAR Official Entry Blank. Notwithstanding the foregoing, NASCAR retains the right to disapprove and prohibit the PROMOTER's actual or intended use of a competitor's name, picture, likeness or performance if NASCAR determines in its sole discretion that such use is or will be detrimental to NASCAR, to the Event, to the series of which the Event is a part, or to the sport.

        (23) PROMOTER will make no misrepresentations of fact in connection with publicizing, promoting or advertising the Event. If such a misrepresentation is made (a) the PROMOTER promptly will correct the misrepresentation through a subsequent PROMOTER publication, (b) NASCAR may correct the misrepresentation itself through NASCAR publication at PROMOTER's expense and/or (c) NASCAR may cancel and rescind this Agreement.

        (24) PROMOTER acknowledges that the Event is part of the NASCAR Craftsman Truck Series. PROMOTER will cooperate fully with NASCAR, with the series sponsor(s), and with any other company that has contracted with NASCAR to sponsor awards or programs (including without limitation the Busch Beer Pole Award or the Rookie-of-the-Year Award) that are based in whole or in part on a competitor's performance in the Event or over a number of NASCAR Craftsman Truck Series events, in connection with those sponsors' activities, if any, during the Event. PROMOTER, on its own and at the request of NASCAR, will use its best efforts to feature such sponsors prominently in all of PROMOTER's advertising, publicity and promotion in the connection with the Event, and no competitor of such a sponsor shall be featured therein as prominently as such sponsor. PROMOTER will take no action that, in NASCAR's sole judgement, will jeopardize the maintenance or continuation of such sponsorships.

        (25) PROMOTER acknowledges that the sale or use, for advertising purposes, of space at the racetrack, the premises upon which the racetrack is located and surrounding same, the facilities thereon, or in any publications distributed in connection with the Event, is an action that could have an impact upon the existing sponsorships described in paragraph 24 above. Such sale to or use by competitors of such sponsors shall be subject to prior written approval by NASCAR, which NASCAR may provide or withhold in its sole discretion.

        (26) NASCAR reserves the right to approve or disapprove any advertising, sponsorship or similar agreement in connection with any Event.

        (27) PROMOTER will use the NASCAR NATIONAL PROGRAM PACKAGE, if provided by NASCAR.

                     TELEVISION, RADIO AND SIMILAR RIGHTS
                     ------------------------------------
        (28) PROMOTER acknowledges that NASCAR, PROMOTER and the competitors have various performance and related rights in and to the Event, that in order to market and sell such rights it is necessary that they be aggregated.

             Exhibit 1 to Sanction Application and Agreement Form
                                  Page 5 of 8
and that the competitors have or will assign their respective performance and related rights to NASCAR. PROMOTER hereby assigns to NASCAR any and all performance and related rights that it may have in and to the Event, including without limitation any rights that it may to record, promote, broadcast or rebroadcast, or to contract for the recording, reporting, broadcasting or rebroadcasting, of the Event through any way, medium or material, including without limitation television, radio, cable and satellite broadcasts or rebroadcasts, film productions, videotape reproductions, audiotape reproductions and the like. PROMOTER further agrees and consents, for itself and its officers, directors, employees and agents, that NASCAR and its assigns may use the name(s), picture(s), likeness(es) and performance(s) of the PROMOTER and its officers, directors, employees and agents for or in connection with television, radio, cable and satellite broadcasts or rebroadcasts, film productions, videotape reproductions, audiotape reproductions and the like, before, during and after the Event, for the purposes of promoting, advertising, recording or reporting the Event or any other NASCAR-sanctioned event.

     (29) If NASCAR enters into a Television Contract and/or a Radio Contract with respect to the Event, NASCAR will pay to PROMOTER within thirty (30) days after receipt by NASCAR, or the conclusion of the Event, whichever occurs later sixty-five percent (65%) of all Television Income and/or Radio Income received by NASCAR in connection with the Event, and NASCAR will retain for its own account 10% of such income. If NASCAR enters into a Television Contract and/or a Radio Contract with respect to multiple events, NASCAR in its sole discretion will determine the amount of income received pursuant to such contract that is in connection with the Event, and its determination in that regard will be binding on the PROMOTER.

     (30) If NASCAR enters into a Television Contract and/or a Radio Contract with respect to the Event, NASCAR will pay into the Event purse prior to the commencement of the Event twenty-five percent (25%) of all Television Income and/or Radio Income received or contracted to be received (whichever is greater) by NASCAR in connection with the Event.

     (31) NASCAR will maintain for a period of six (6) years from the date of the Event (a) true and complete copies of any written Television Contract(s) and/or Radio Contract(s) and (b) accurate and complete records of all receipts and disbursements of Television Income and/or Radio Income received in connection with the Event. Upon request, NASCAR will forward to PROMOTER upon its execution true and complete copies of any written Television Contract and/or Radio Contract in connection with the Event.

     (32) If the Event or the performance of the Television Contract and/or Radio Contract is prevented or postponed due to any act of God, force majeure, inevitable accident, strike or other labor dispute, fire, riot or civil commotion, government action or decree, inclement weather, failure of technical facilities beyond the control of the broadcaster(s), the recapture of any time period scheduled for the live broadcast(s) of the Event for an event of national importance or emergency, or for any similar reason beyond the control of the parties to this Agreement or to the Television Contract and/or Radio Contract, NASCAR will perform its obligations as set forth in the paragraphs above, except that the monies due thereunder shall be the respective percentages of Television Income and/or Radio Income actually received. If any monies in excess of those due under this paragraph have been paid before the prevention or postponement of the Event or the nonperformance of the Television Contract and/or Radio Contract as set forth in this paragraph, PROMOTER will refund the excess to NASCAR within thirty (30) days of the prevention or the delayed staging of the Event or the nonperformance of the contract, whichever occurs first.

     (33) Nothing herein shall be construed to obligate NASCAR to seek, negotiate or enter into a Television Contract and/or Radio Contract for the Event. NASCAR's decisions with respect to whether to seek such a contract, the appropriate entity or entities with which to negotiate or contract, the method of negotiation, the appropriate monetary and nonmonetary terms of such a contract (including without limitation the packaging of multiple events in single contracts), and any other matter relating to the marketing and sale of the performance rights in connection with the Event will be made in NASCAR's sole discretion and are binding on the PROMOTER. PROMOTER expressly waives any and all claims against NASCAR that may arise in connection with the marketing and sale of those rights. PROMOTER further agrees that NASCAR is not and shall not be considered to be an agent or other fiduciary of the PROMOTER in connection with any matter relating to the decision to seek, negotiate, or enter into a Television Contract and/or Radio Contract.

     (34) PROMOTER warrants that it is authorized to grant, and hereby grants, to NASCAR the non-exclusive right to use any and all sounds, images, pictures, audiotape, videotape, information and other digital data relating to the Event, including without limitation Event standings and results, for the purpose of distribution via the Internet, NASCAR Online or any other NASCAR-authorized public online service.

             Exhibit 1 to Sanction Application and Agreement Form

                              GENERAL PROVISIONS
                              ------------------
     (35) The Event will be conducted in accordance with the NASCAR Touring Series Rule Book, as it may be amended from time to time, any special rules that may be published by NASCAR specifically for the Event, and this Agreement. If NASCAR determines in its sole discretion that PROMOTER has failed to abide by the provisions of this Agreement, the NASCAR Touring Series Rule Book, amendments thereto, or any special rules as set forth herein, NASCAR may cancel or rescind this Agreement. Notice to PROMOTER is effective as set forth in paragraph 43.

     (36) PROMOTER's rights and obligations under this Agreement, and the sanction given pursuant to it, are not transferable or assignable. NASCAR may cancel or rescind this Agreement if (a) there is a change, material or otherwise, in the ownership, control or management of PROMOTER, (b) if the PROMOTER admits that it is not or will not be able to pay its debts as they become due, applies for or agrees to the appointment of a receiver or trustee in liquidation, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or a petition seeking reorganization or an arrangement of creditors under any bankruptcy law, becomes a party against whom a petition under any bankruptcy law is filed, or is adjudicated a bankrupt under any bankruptcy law, or (c) if the PROMOTER engages in activity of any kind that NASCAR determines in its sole discretion to be detrimental to the sport or to NASCAR.

    (37) This Agreement and the sanction granted herein relate solely to the Event(s) and the date or dates set forth on the Sanction Application and Agreement Form. Nothing in this Agreement, or in the course of dealing between the parties, will be construed to require the PROMOTER or NASCAR to enter into a sanction agreement or to issue a sanction for this or any other Event in the future.

     (38) Nothing in this Agreement will be construed to place NASCAR in the relationship of a partner or joint venturer with the PROMOTER. The PROMOTER will not, and has no power to, obligate or bind NASCAR in any manner other than as provided expressly in this Agreement.

     (39) If an Event is postponed or cancelled for any reason (other than a strike, war, declaration of a state of national emergency, act of God or the public enemy, or any other cause beyond the control of the PROMOTER) without either (1) the prior written approval of NASCAR, or (2) during the Event, the prior oral approval of the NASCAR Official in charge of the Event, or if NASCAR cancels and rescinds this Agreement pursuant to paragraphs 19, 20, 23 or 35, NASCAR may elect to retain all or any part of the PROMOTER's Purse and Point Fund, and other fees and monies received by NASCAR pursuant to this Agreement, and to utilize the same to reimburse, in whole or in part, NASCAR as well as the drivers and truck owners, and each of them, for expenses incurred in connection with the Event, which include but are not limited to salaries, transportation, lodging, and payments to the pit crew. NASCAR's determination as to what is or is not a proper expense or as to the manner or the amount of disbursement or as to whom disbursement is made in this regard is binding on the PROMOTER, as well as on all drivers and truck owners entered in the Event. Nothing in this paragraph or in paragraphs 19, 20, 23 or 35 shall be construed to limit or otherwise affect any right of action by NASCAR for damages, or any other available remedy, for breach of this Agreement.

     (40) NASCAR may modify, alter, change or replace the name of the series of which the Event is a part, at any time. In that event, PROMOTER shall use the new name in all communications, advertising, publicity and promotion relating to the Event.

     (41) In the event of litigation arising out of the enforcement of this Agreement, its terms and conditions, attorney's fees and costs shall be awarded to the prevailing party.

     (42) PROMOTER shall indemnify and hold NASCAR harmless from any and all claims, allegations, demands, obligations, suits, actions, causes of actions, proceedings, rights, damages, and costs of any nature arising out of the Event or this Agreement, unless such claim, allegation, demand, obligation, suit, action, cause of action, proceeding, right, damage or cost arises solely out of the act or omission of NASCAR. With respect to any matter falling within the scope of the PROMOTER's obligation to defend and hold NASCAR harmless, NASCAR shall be entitled to select counsel to represent it in such matter at PROMOTER's expense, and that counsel's duties and obligations in all respects shall be to NASCAR.


             Exhibit 1 to Sanction Application and Agreement Form
                                  Page 7 of 8

       (43) Unless otherwise permitted herein, notice required by the Agreement shall be given by facsimile/telecopy, and by overnight mail or other express service, postage prepaid, addressed as follows:

       TO NASCAR:      National Association for Stock Car Auto Racing, Inc.
                       P.O. Box 2875
                       Daytona Beach, Florida 32120-2875

       TO PROMOTER:    The Address set forth immediately below the name of the
                       PROMOTER first listed in the Sanction Application and Agreement Form.

       (44) This agreement shall be construed according to the laws of Florida and may not be amended except in writing and signed by both parties. Venue shall lie solely in Volusia County, Florida, and all parties hereto consent to service of process by, and the personal and subject matter jurisdiction of, the courts in and for Volusia County, Florida.

       (45) The Sanction Application and Agreement Form, including Exhibits 1 and 2 thereto, constitutes the entire agreement between NASCAR and the PROMOTER. All previous communications and negotiations between NASCAR and the PROMOTER, whether oral or written, not contained herein are hereby withdrawn and annulled.


                               End of Exhibit 1
                         ****************************


             Exhibit 1 of Sanction Application and Agreement Form
                                  Page 8 of 8

                                  EXHIBIT 1-A
                                  -----------
                  To Sanction Application and Agreement Form
                  ------------------------------------------


NASCAR AND PROMOTER further agree as follows:

        PROMOTER will display the NASCAR 50th Anniversary Logo, to be provided by NASCAR to the PROMOTER at a later date, in all publicity, advertising and promotion relating to the Event, including, but not limited to news releases, advertisements, Event programs and tickets, and brochures. During all of 1998, including but not limited to the Event, PROMOTER will prominently display the NASCAR 50th Anniversary logo in the following areas: on the infield grass area, on the track and pit walls, track billboards and other signage relating to the track, and on all passes, permits, credentials or similar material relating to the Event. The number and specific location of such displays, and the color and size of the logo, shall be subject to NASCAR approval, and PROMOTER will abide by and comply with all determinations and directives of NASCAR with respect to such matters.











                              End of Exhibit 1-A
                         ****************************

                                   EXHIBIT 2

              TO SANCTION APPLICATION AND AGREEMENT FORM FOR THE

                                 MEMPHIS "200"



NASCAR and PROMOTER agree as follows:

     RACING PURSE...............................................          *

     NASCAR CRAFTSMAN TRUCK SERIES BONUS PLAN...................          *

     NASCAR CRAFTSMAN TRUCK SERIES CHAMPION.....................          *

     NASCAR POINT FUND..........................................          *

     TELEVISION AWARDS..........................................          *
                                                                ----------

     MINIMUM PROMOTER'S PURSE AND POINT FUND....................          *

     NASCAR TELEVISION FEE......................................          *
                                                                ----------

     TOTAL......................................................          *



* Indicates certain Confidential Information has been omitted. The Confidential Information has been filed separately with the Securities and Exchange Commission.

                                   Exhibit 3
                                   ---------
                  To Sanction Application and Agreement Form
                  ------------------------------------------

                            AGREEMENT FOR SERVICES
                                OF PAYING AGENT

        THIS AGREEMENT FOR SERVICES OF PAYING AGENT (the "Agreement"), by and between the PROMOTER as designated below and defined in the Sanction Application and Agreement Form (the "Promoter") and the Awards & Achievement Bureau, Inc. a Florida Corporation (the "Paying Agent"),

                                  WITNESSETH:

        WHEREAS, the Promoter and the National Association for Stock Car Auto Racing, Inc. ("NASCAR"), have entered into that certain Sanction Application and Agreement Form (including any amendments thereto per applicable Bulletins (the "Sanction Agreement") in respect of the Event as set forth in the Sanction Agreement (the "Event"); and:

        WHEREAS, pursuant to the terms of the Sanction Agreement, a sanction fee and certain other monies are to be paid to NASCAR (the "NASCAR Fees"), and drivers' purses, awards and certain other monies are to be paid to entrants in respect of the Event (the "Awards," and together with the NASCAR Fees, the "Disbursements"), each such Disbursement requiring the services of a paying agent; and

        WHEREAS, the Promoter and NASCAR have identified and agreed to appoint Awards & Achievement Bureau, Inc. as the Paying Agent for the Disbursements; and

        WHEREAS, Awards & Achievement Bureau, Inc. has expressed its desire and willingness to serve as Paying Agent for the Disbursements;

        NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto do mutually agree as follows:

        SECTION 1.   Appointment of Paying Agent. The Promoter does hereby
                     ---------------------------
                     appoint Awards & Achievement Bureau, Inc. as Paying Agent for the Disbursements. In discharging its responsibilities, the Paying Agent will perform the duties specified in this Agreement, including the following:

        Send to NASCAR one or more checks representing, in the aggregate, the NASCAR Fees described in the Event's Sanction Agreement.

        Send to entrants in the Event checks representing the Awards, in amounts specified in the Event's Official Entry Blank, net of any withholding of applicable federal, state and other taxes as directed by the Promoter.

        Transmit collected taxes and related information to the Promoter for the Promoter's information reporting and tax payment purposes.

        SECTION 2.   Payment.
                     -------
        (a)   By the Promoter.  On or before the Payment Date as set forth in
              ---------------
        the Sanction Agreement, the Promoter will transfer to the Paying Agent immediately available funds in an amount equal to the Disbursements, to be deposited into an account selected and maintained by the Paying Agent.

        (b)   By the Paying Agent.  The Paying Agent's obligation to pay amounts
              -------------------
        comprising the NASCAR Fees or the Awards or any portion of either such amounts shall at all times be conditioned upon the Promoter's compliance with the terms and provisions of Section 2(a) hereof, and nothing in this Agreement shall be construed to require the Paying Agent to advance its own funds for any purpose.

     (c)  NASCAR Fees.  The NASCAR Fees shall be payable by check drawn in
          -----------
          favor of NASCAR at the corporate office of NASCAR in Daytona Beach, Florida or at any other location identified in writing by NASCAR, on or before the Payment Date as set forth in the Sanction Agreement.

     (d)  Point Fund.  The Paying Agent shall transfer the Point Fund to the
          ----------
          account maintained to collect and disburse Point Fund proceeds.

     (e)  Awards.  The Awards (other than the Point Fund) shall be paid by
          ------
          checks drawn on forms approved by NASCAR and mailed by first-class mail on or before ten business days immediately following the Event to Event entrants in amounts set forth in the Official Entry Blank for the Event, as approved by the Promoter and NASCAR. The Paying Agent may use the addresses of the entrants as provided by NASCAR.

     (f)  Taxes Withheld and Collected. The Promoter shall be solely responsible
          ----------------------------
          for satisfaction of any information reporting and tax withholding obligations in respect of the Disbursements. The Promoter shall identify in a writing taxes to be withheld by the Paying Agent from amounts described in Section 2(e), the Paying Agent shall withhold those taxes and such collected taxes shall be paid by check made to the Promoter transmitted on or before the date on which Awards are disbursed pursuant to Section 2(e).

     (g)  Miscellaneous.  All payments described in this Section 2 shall be made
          -------------
          in lawful money of the United States of America.

     SECTION 3.  PAYMENT OF FEES BY PROMOTER.  For the services to be provided
                 ---------------------------
by the Paying Agent pursuant to this Agreement, the Promoter agrees to reimburse the Paying Agent for its reasonable out-of-pocket expenses (e.g., bank fees, telephone, postage, taxes, mail insurance premiums, supplies) and to pay the following fees:

             Event Fee                     $500.00

             Check Fee                     $2.00 per check issued.

The Promoter shall pay the Paying Agent the amounts due under this Section 3 within ten days after presentation by the Paying Agent of a written invoice therefor.

     SECTION 4.  DUTY OF CARE.  The Paying Agent shall be under a duty to the
                 ------------
Promoter to exercise good faith and due diligence in the performance of its functions as Paying Agent under this Agreement. With regard to the particular functions it performs, the Paying Agent shall have the same duty and obligation to NASCAR and Event entrants and shall have the same rights and privileges as the Promoter has in regard to those functions.

     SECTION 5.  AGENTS OF THE PAYING AGENT.  The Paying Agent may provide for
                 --------------------------
its responsibilities under this Agreement to be carried out by agents of the Paying Agent and may sub-contract for the work to be performed. The Paying Agent shall be responsible for the acts of its agents and subcontractors insofar as the performance of the Paying Agent's duties under this Agreement are concerned.

     SECTION 6.  INDEMNIFICATION.  The Promoter shall indemnify and hold the
                 ---------------
Paying Agent and its officers and employees harmless from and against any and all losses, costs, charges, expenses, judgments, and liabilities arising out of claims made by third parties arising out of the transactions contemplated by this Agreement; provided, however, that such indemnification shall not apply to
                --------  -------
any such losses, costs, charges, expenses, judgments, or liabilities caused by the gross negligence or willful misconduct of the Paying Agent, or its officers, agents or employees.

     SECTION 7.  RESIGNATION BY THE PAYING AGENT.  The Paying Agent may at any
                 -------------------------------
time resign as Paying Agent by giving thirty (30) days' written notice to the Promoter and such resignation will

             Exhibit 3 of Sanction Application and Agreement Form take effect at the end of thirty (30) days, or upon the earlier appointment of a successor Paying agent mutually agreeable to NASCAR and the Promoter. Such notice to the Promoter may be served personally or sent by registered mail.
Upon Payment of the Paying Agent's fees and expenses, the Paying Agent agrees to deliver any pertinent material to the Promoter or successor Paying Agent on or before the effective date of the resignation.

     SECTION 8.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of the successors and assigns of the respective parties hereto.

     SECTION 9.  COMPLETENESS OF AGREEMENT.  This Agreement constitutes the full
                 -------------------------
and complete agreement between the Promoter and the Paying Agent and no other understanding or agreement, whether written or oral, shall bind either of the parties hereto.

     SECTION 10.  AMENDMENTS.   The parties may make amendments to this
                  ----------
Agreement from time to time, provided that such amendment shall be reduced to writing and shall be executed as an addendum to this Agreement in the same manner as this Agreement has been executed.

     SECTION 11.  SECTION HEADINGS.  The headings of the several sections
                  ----------------
contained herein are for convenience only and do not define, limit or construe the contents of such sections.

     SECTION 12.  NOTICE.  Any notice required to be given by this Agreement
                  ------
shall be given to the parties at the address as follows:

                  To Promoter: The Address set forth immediately below the name of the Promoter first listed in the Sanction Application and Agreement Form.

                  To The Paying Agent:  Awards & Achievement Bureau, Inc.
                                        1801 W International Speedway Blvd
                                        Bldg 5
                                        Daytona Beach, FL 32114-1243

     SECTION 13.  APPLICABLE PROVISIONS OF LAW.  This Agreement shall be
                  ----------------------------
governed by and construed in accordance with the laws of the State of Florida.

     SECTION 14.  COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Promoter and the Paying Agent have executed this Agreement as of the date first written above.

Submitted this 22nd day of October, 1997.
               ----        -------    --

                        Memphis Motorsports Park, Inc.
                        ------------------------------
                                  (Promoter)

By: /s/ Christopher R. Pook
   ------------------------

    Christopher R. Pook                      President
    -------------------                  -------------------
   (an authorized officer)                   (title)

Witnessed by: /s/ Gemma A. Bannon       Corporate Secretary
             --------------------       -------------------
                                             (title)

Accepted and Approved this _________ day of ______________, 19_____.

Awards & Achievement Bureau, Inc. a Florida Corporation

By:_______________________              __________________
   (an authorized officer)                   (title)

Witnessed By:_____________              __________________
                                             (title)

                               End of Exhibit 3